SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 8, 2002

ESG RE LIMITED

(Exact Name of Registrant as Specified in its Charter)

Bermuda	000-23481	Not Applicable
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

16 Church Street		Not Applicable
Hamilton HM11, Bermuda		(Zip Code)
(Address of Principal Executive Offices)

(441) 295-2185

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

The Company issued a press release today, November 8, 2002, that included:

(a) financial results and earnings for the Company’s third quarter 2002;

(b) information concerning the resignation of Anthony J. Hobson from the Board of Directors; and

(c) certain other changes in personnel.

A copy of the press release is attached as Exhibit 99.

ITEM 7. EXHIBITS. Exhibit 99 Press Release dated November 8, 2002 is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 8, 2002

ESG RE LIMITED

By:	s/Margaret L. Webster
Margaret L. Webster
Chief Operating Officer